As filed with the Securities and Exchange Commission on January 9, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07959
Advisors Series Trust
(Exact name of registrant as specified in charter)
615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)
(414) 765-5340
Registrant’s telephone number, including area code
Date of fiscal year end: October 31, 2005
Date of reporting period: October 31, 2005

Item 1. Report to Stockholders.
EDGAR LOMAX VALUE FUND
Annual Report
October 31, 2005
Dear Fellow Shareholder:
     We are pleased to mark the completion of a good year for the Edgar Lomax Value Fund. During its eighth year of operation, the Fund delivered market-beating results to its shareholders while growing to just over $14 million. For the 1- and 5-year periods ended October 31, 2005, the Fund’s average annual total returns were 9.62% and 3.25% compared to S&P 500 respective returns of 8.72% and -1.74%. Finally, over the life of the Fund (since December 12, 1997), it has produced a total annualized gain of 4.89% versus an S&P 500 return of 4.60%.
     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.
     As you probably are aware, a continuing heavy dose of government spending and recently low short-term interest rates (courtesy of Chairman Greenspan’s Federal Reserve) have spawned an historically extended “bull market” for small-cap stocks. The concern for investors in general, and small-cap investors in particular, is what will happen when the fuel behind the rally inevitably ends. Already, interest rates have been pushed up significantly in order to stave off a run-up in inflation, an action that will cut off cheap financing for many smaller companies. Further, government spending will be cut substantially or taxes will rise—probably some of each. These two developments will likely slow the economic growth this country has enjoyed of late and, consequently, put pressure on further stock price increases.
     Where’s the positive news for our shareholders? After having delivered solid investment gains in the face of a market not the least bit interested in large, “value” stocks, we believe that our prospects remain strong. For starters, as many investors were selling their stodgy “blue-chip” holdings over the past 5+ years in order to invest in smaller companies, we were happily taking those stocks off their hands at good prices for us (that is, as “bargains”). As investors’ appreciation for our holdings increases in the future, if history is any guide, we will be glad to sell some of our shares to them—again, at a “good” price for us. In addition, if the small-cap mania ends badly (remember the “tech” stocks that got way ahead of themselves in 1999 and early 2000), investors’ natural reaction will be to engage in a “flight to quality.” I contend that our very large, financially-strong companies are likely to be major beneficiaries.
     Looking back at the past year, many of our selections exceeded our initial expectations. Three notable movers were CIGNA (a health care company, +83%), Hewlett Packard (primarily computer hardware, +53%) and Exelon (an electrical utility, +36%). Meanwhile, our telecommunication stocks (i.e., SBC and Verizon) declined slightly. They are leaders in their industry, as is typical of our selections, and we remain confident in their ability to add meaningfully to our portfolio’s long-term results.

Thank you as always for allowing us the privilege of investing your hard-earned dollars. We remain committed to giving you our very best efforts.
Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager
Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest in an index.
The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.
Mutual fund investing involves risk; principal loss is possible.
Must be preceded or accompanied by a current prospectus.
Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the following Annual Report for current Fund holdings information.
Quasar Distributors, LLC. (12/05)

EDGAR LOMAX VALUE FUND
Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs. the
S&P 500 Index, the Lipper Large Cap Value Fund Index, and the S&P 500 Barra Value Index

Total Return:	One Year	Five Years[2]	Since Inception[2]
Edgar Lomax Value Fund[1]	9.62%	3.25%	4.89%
S&P 500 Index	8.72%	-1.74%	4.60%

Lipper Large Cap Value Fund Index	9.96%	1.37%	4.84%

S&P 500 Barra Value Index	10.14%	1.58%	5.40%
Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524.
Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 Index with lower price-to-book ratios.
The Lipper Large Cap Value Fund Index consists of the largest funds as tracked by Lipper, Inc. Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.
One cannot invest directly in an index.
1	The Fund commenced operations on December 12, 1997.

2	Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND
EXPENSE EXAMPLE at October 31, 2005 (Unaudited)
Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/05 — 10/31/05).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. For the period March 1, 2005 through May 31, 2005, the Advisor agreed to limit the Fund’s annual operating expenses to 1.10% of average net assets. Effective June 1, 2005, the Advisor has agreed to limit actual net expenses to 0.99%. The Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P 500 Barra Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/05	10/31/05	5/1/05 – 10/31/05
Actual	$1,000.00	$1,024.50	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2005

Shares	COMMON STOCKS: 93.78%	Value

	Automobiles & Components — 2.11%
10,825	General Motors Corp.	$296,605

	Banks — 5.23%
10,500	Bank of America Corp.	459,270
4,600	Wells Fargo & Co.	276,920

		736,190

	Capital Goods — 9.19%
7,100	The Boeing Company	458,944
4,700	General Dynamics Corp.	546,610
5,600	United Technologies Corp.	287,168

		1,292,722

	Consumer Durables & Apparel — 3.15%
1,300	The Black & Decker Corporation	106,769
15,375	Eastman Kodak Co.	336,713

		443,482

	Diversified Financials — 10.81%
11,400	Citigroup, Inc.	521,892
17,165	J.P. Morgan Chase & Co.	628,582
500	Lehman Brothers Holdings, Inc.	59,835
4,800	Merrill Lynch & Co., Inc.	310,752

		1,521,061

	Energy — 5.15%
12,900	Exxon Mobil Corp.	724,206

	Food, Beverages & Tobacco — 9.25%
10,950	Altria Group, Inc.	821,797
1,600	Campbell Soup Company	46,560
9,300	The Coca-Cola Company	397,854
2,000	Sara Lee Corporation	35,700

		1,301,911

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2005, continued

Shares	COMMON STOCKS: 93.78%	Value

	Health Care Equipment & Services — 4.03%
4,900	Cigna Corp.	$567,763

	Hotels, Restaurants & Leisure — 2.81%
12,500	McDonald’s Corporation	395,000

	Insurance — 9.66%
9,600	Allstate Corp.	506,784
4,300	American International Group, Inc.	278,640
7,200	The Hartford Financial Services Group, Inc.	574,200

		1,359,624

	Materials — 3.78%
4,200	The Dow Chemical Company	192,612
8,138	E. I. du Pont de Nemours and Co.	339,273

		531,885

	Pharmaceuticals & Biotechnology — 9.30%
11,100	Bristol-Myers Squibb Co.	234,987
20,800	Merck & Co., Inc.	586,976
22,400	Pfizer Inc.	486,976

		1,308,939

	Retailing — 4.14%
4,900	The Home Depot, Inc.	201,096
17,400	Limited Brands	348,174
283	Sears Holdings Corporation (a)	34,031

		583,301

	Technology Hardware & Equipment — 2.77%
13,900	Hewlett-Packard Company	389,756

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
SCHEDULE OF INVESTMENTS at October 31, 2005, continued

Shares	COMMON STOCKS: 93.78%	Value

	Telecommunication Services — 6.54%
25,900	SBC Communications, Inc.	$617,715
9,600	Verizon Communications, Inc.	302,496

		920,211

	Utilities — 5.86%
9,100	Exelon Corporation	473,473
10,025	The Southern Co.	350,775

		824,248

	Total Common Stocks (Cost $12,153,336)	13,196,904

	Short-Term Investments: 6.17%

436,760	Federated Cash Trust Money Market Fund	436,760
431,037	SEI Daily Income Treasury Government Fund — Class B	431,037

	TOTAL SHORT-TERM INVESTMENTS (Cost $867,797)	867,797

	Total Investments in Securities (Cost $13,021,133): 99.95%	14,064,701
	Other Assets in Excess of Liabilities: 0.05%	7,185

	NET ASSETS: 100.00%	$14,071,886

(a)	Non-income producing security.
See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES at October 31, 2005

ASSETS
Investments in securities, at value (identified cost of $13,021,133)	$14,064,701
Receivables
Fund shares sold	2,029
Dividends and interest	23,362
Due from Advisor	1,606
Other receivables	2,256
Prepaid expenses	8,450

Total assets	14,102,404

LIABILITIES
Payables
Fund shares redeemed	1,519
Administration fees	2,548
Transfer agent fees	4,307
Fund accounting fees	3,459
Custody fees	919
Audit fees	16,065
Shareholder reporting fees	625
Chief Compliance Officer fee	1,002
Accrued expenses	74

Total liabilities	30,518

NET ASSETS	$14,071,886

Net asset value, offering and redemption price per share
[$14,071,886/1,162,011 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$12.11

COMPONENTS OF NET ASSETS
Paid-in capital	$12,025,810
Undistributed net investment income	267,366
Accumulated net realized gain on investments	735,142
Net unrealized appreciation on investments	1,043,568

Net assets	$14,071,886

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
STATEMENT OF OPERATIONS for year ended October 31, 2005

INVESTMENT INCOME
Dividend income	$413,275

Expenses
Advisory fees (Note 3)	100,316
Administration fees (Note 3)	29,999
Professional fees	27,062
Transfer agent fees	23,543
Fund accounting fees	20,606
Registration fees	18,381
Trustee fees	6,377
Chief Compliance Officer fee (Note 3)	6,002
Custody fees	4,174
Insurance expense	2,506
Other expenses	3,610

Total expenses	242,576
Less: advisory fee waiver and absorption (Note 3)	(112,896)

Net expenses	129,680

Net investment income	283,595

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	800,333
Net change in unrealized appreciation on investments	140,437

Net realized and unrealized gain on investments	940,770

Net Increase in Net Assets Resulting from Operations	$1,224,365

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2005	October 31, 2004

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$283,595	$190,012
Net realized gain on investments	800,333	238,250
Net change in unrealized appreciation (depreciation) on investments	140,437	654,994

Net increase in net assets resulting from operations	1,224,365	1,083,256

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(206,241)	(163,784)
From net realized gain	(95,281)	—

Total distributions to shareholders	(301,522)	(163,784)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	324,709	518,982

Total increase in net assets	1,247,552	1,438,454

NET ASSETS
Beginning of year	12,824,334	11,385,880

End of year	$14,071,886	$12,824,334

Includes undistributed net investment income of:	$267,366	$190,012

(a)	A summary of share transactions is as follows:

	Year		Year
	Ended		Ended
	October 31, 2005		October 31, 2004
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	111,652	$1,344,040	137,897	$1,527,126
Shares issued on reinvestments of distributions	25,014	301,416	14,750	163,582
Shares redeemed	(110,109)	(1,320,747)	(105,882)	(1,171,726)

Net increase	26,557	$324,709	46,765	$518,982

See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended October 31
	2005	2004	2003	2002	2001

Net asset value, beginning of year	$11.29	$10.46	$9.03	$10.09	$11.52

Income from investment operations:
Net investment income	0.24	0.17	0.15	0.16	0.13
Net realized and unrealized gain/(loss) on investments	0.84	0.81	1.44	(0.96)	(1.17)

Total from investment operations	1.08	0.98	1.59	(0.80)	(1.04)

Less distributions:
From net investment income	(0.18)	(0.15)	(0.16)	(0.13)	(0.11)
From net realized gain on investments	(0.08)	—	—	(0.13)	(0.28)

Total distributions	(0.26)	(0.15)	(0.16)	(0.26)	(0.39)

Net asset value, end of year	$12.11	$11.29	$10.46	$9.03	$10.09

Total return	9.62%	9.39%	17.89%	(8.28%)	(9.48%)

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,072	$12,824	$11,386	$6,803	$5,027

Ratio of expenses to average net assets:
Before expense reimbursement	1.76%	2.13%	2.59%	2.76%	2.99%
After expense reimbursement	0.94%	1.23%	1.23%	1.23%	1.31%

Ratio of net investment income to average net assets:
After expense reimbursement	2.05%	1.54%	1.88%	1.82%	1.24%

Portfolio turnover rate	47.97%	10.72%	74.84%	59.24%	30.47%
See accompanying Notes to Financial Statements.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2005
NOTE 1 — ORGANIZATION
     The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2005, continued
E.	Redassification of Capital Account: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
NOTE 3 — INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
     For the year ended October 31, 2005, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. Effective March 1, 2005, as compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. For the period November 1, 2004 through February 28, 2005, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. Effective March  31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the S&P 500 Barra Value Index. The Advisor intends to waive a portion of its management fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Barra Value Index. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the year ended October 31, 2005, the Fund incurred $100,316 in advisory fees.
     The Fund is responsible for its own operating expenses. For the period November 1, 2004 through February 28, 2005, the Advisor agreed to limit the Fund’s annual operating expenses to 1.14% of average net assets. For the period March 1, 2005 through May 31, 2005, the Advisor agreed to limit the Fund’s annual operating expenses to 1.10% of average net assets. Effective June 1,2005, the Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $112,896; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2006	$118,795
2007	110,631
2008	112,896

$342,322

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2005, continued
     U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets
     For the year ended October 31, 2005, the Fund incurred $29,999 in administration fees.
     U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.
     Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
     Certain officers of the Trust are also officers of the Administrator and the Distributor.
     For the year ended October 31, 2005, the Edgar Lomax Value Fund was allocated $6,002 of the Chief Compliance Officer fee.
NOTE 4 — PURCHASES AND SALES OF SECURITIES
     For the year ended October 31, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,379,093 and $6,304,269, respectively.
NOTE 5 — INCOME TAXES
     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.
     The tax character of distributions paid during the years ended October 31, 2005 and 2004 were as follows:

	2005	2004
Ordinary income	$239,516	$163,784
Long-term capital gains	$62,006	—

EDGAR LOMAX VALUE FUND
NOTES TO FINANCIAL STATEMENTS at October 31, 2005, continued
     As of October 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$13,061,701

Gross tax unrealized appreciation	$2,041,343
Gross tax unrealized depreciation	(1,038,343)

Net tax unrealized appreciation	$1,003,000

Undistributed ordinary income	$385,710
Undistributed long-term capital gain	657,366

Total distributable earnings	$1,043,076

Other accumulated gains/losses	$—

Total accumulated earnings	$2,046,076

EDGAR LOMAX VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of
Trustees Advisors Series
Trust and Shareholders of
Edgar Lomax Value Fund
We have audited the accompanying statement of assets and liabilities of Edgar Lomax Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2002 were audited by other auditors whose report dated December 18, 2002 expressed an unqualified opinion on such financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Edgar Lomax Value Fund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 13, 2005

EDGAR LOMAX VALUE FUND
NOTICE TO SHAREHOLDERS at October 31, 2005 (Unaudited)
For the year ended October 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 99.96%.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2005 was 100%.
How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.
How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.
Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES

Name, Age
Address		Number of
Position held with Fund		Portfolios
Principal Occupations) and other	Trustee of	Overseen in
Directorships during past five years	Fund Since	Fund Complex*
Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman,
CEO of Chicago Board Options Exchange
and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles. Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds, Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee Financial Consultant, formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Age
Address Position held with Fund		Number of Portfolios
Principal Occupation(s) and other	Trustee of	Overseen in
Directorships during past five years	Fund Since	Fund Complex*

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of Sar Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (the Fund’s former administrator).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); formerly Senior Vice President, ICA (the Fund’s former administrator).

EDGAR LOMAX VALUE FUND
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Age
Address		Number of
Position held with Fund		Portfolios
Principal Occupation(s) and other	Trustee of	Overseen in
Directorships during past five years	Fund Since	Fund Complex*

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC
(since January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, Virginia 22150
www.edgarlomax.com
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(866) 205-0524
Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.
Annual Report
For the year ended
October 31, 2005

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2005	FYE 10/31/2004

Audit Fees	$13,800	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2005	FYE 10/31/2004

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

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Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed,

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summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*	/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date 01/06/06
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date 01/06/06

By (Signature and Title)*	/s/ Douglas G. Hess

Douglas G. Hess, Treasurer

Date 01/06/06

*	Print the name and title of each signing officer under his or her signature.

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